SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
----------
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: March 17, 2002

FIRST CAPITAL RESOURCES.COM, INC.
(Exact name of registrant as specified in charter)

                   NEVADA                          33-55254                 87-0438641
               (State or other jurisdiction         (Commission         (IRS employer
                 of incorporation)                       file number)          identification no.)

2469 East 7000 South, Suite 214
Holladay, Utah 84121
(Address of Principal Executive Offices)

Registrant's telephone number, including area code (801) 274-1011

Item 5. Other Events

AMENDMENTS

On March 5, 2003 , the Board of Directors of First Capital Resources.com, Inc. ("FCR" or the "Company") and a majority (approximately 88%) of FCR's shareholders approved and authorized the following:

    The change of the name of FCR from First Capital Resources.com., Inc. to Hampton Berkshire Insurance & Financial, Inc..
    A 10 to 1 reverse split of the outstanding common stock of the Company.
    An increase in the authorized shares to 150,000,000, consisting of 125,000,000 common shares and 25,000,000 preferred shares, such preferred shares to have such designations, preferences and rights as determined by the Board.
    The adoption of Hampton Berkshire Insurance & Financial, Inc. Long-Term Incentive Plan (the "Long-Term Plan") for employees and consultants of FCR;
    The adoption of Hampton Berkshire Insurance & Financial, Inc. 2003 Director Option Plan (the "Director Plan") for the outside Directors of FCR;

Name Change

The reason for the name change is to provide the Company with a name that reflects its newly adopted strategy to enter the insurance industry and become a reinsurer of life and annuity products, and other insurance products which the Company is investigating. The Company anticipates that it will hire a new chief executive to pursue this strategy. The Company may also focus on re-insuring other lines of business that it believes have significant growth opportunities.

The Company anticipates that it will seek a change in the ticker symbol to be more consistent with its new name, Hampton Berkshire Insurance & Financial, Inc.

Reverse Split

For the past two years the Company has been liquidating its remaining assets from discontinued operations. During this time, the Company's market has experienced little or no trading. The declining U.S. economy has been further impacted by international tension over the war on terrorism and possible military conflicts involving the United States. U.S. equity markets are unstable and unpredictable. U.S. brokerage firms and investors have not demonstrated an interest in extremely low priced equities at this time. Consequently, management deemed it in the best interest of the Company to effect a reverse split. While there are no guarantees of success, management is hopeful that the reverse split, as well as amendments to the Articles of Incorporation, will provide the first step in making the Company's equity structure more attractive to investors and prospective merger or acquisition candidates.

Following the reverse split, the Company will have reduced the number of shares outstanding from 10,770,000 to 1,077,000 shares of common stock outstanding.

Authorization of Additional Common Stock

The increase in authorization of shares of common stock would be part of the existing class of Common Stock, if and when issued. These shares would have the same rights and privileges as the shares of Common Stock currently outstanding. Holders of the Company's Common Stock do not have preemptive rights to subscribe for and purchase any new or additional issues of Common Stock or securities convertible into Common Stock.

The Board of Directors believes that the increase in the number of authorized shares of Common Stock is in the best interests of the Company and its stockholders. The purpose of increasing the number of authorized shares of Common Stock is to have shares available for issuance for such corporate purposes as the Board of Directors may determine in its discretion, including without limitation:

1. future acquisitions

2. investment opportunities

3. stock splits

4. stock dividends or other distributions

5. conversion of convertible securities

6. future financing and other corporate purposes

The Company currently has no binding agreements or understandings regarding the issuance of additional shares of Common Stock. However, the Company is actively pursuing financing and acquisitions which may result in the issuance of additional shares of Common Stock.

Authorization of Preferred Stock

The Company's current Articles of Incorporation do not authorize or provide for the issuance of Preferred Stock. Pursuant to the Amendment, 25 million shares of preferred stock will be authorized and can be issued in the form and manner, with the relative rights, preferences, qualifications, limitations or restrictions thereon as the Board of Directors shall determine.

This provision authorizes the Company's Board to establish one or more classes or series of preferred stock ("Preferred Stock") and to determine, with respect to any such class or series of Preferred Stock, its terms and rights, including (i) the designation of the series, (ii) the voting powers, if any, (iii) whether dividends, if any, will be cumulative or noncumulative and the dividend rate of the series, (iv) the redemption rights and price or prices, if any, for shares of the series, and (v) preferences and other special rights, if any, of shares of the series in the event of any liquidation, dissolution, or distribution of the assets of the Company.

The Company believes that the ability of the Board to issue one or more series of Preferred Stock will provide the Company with flexibility in structuring possible future financing and acquisitions, and in meeting other corporate needs which might arise. The authorized shares of Preferred Stock, as well as shares of Common Stock, will be available for issuance without further action by the Company's shareholders, unless such action is required by applicable law or the rules of any stock exchange or automated quotation system on which the Company's securities may be listed or traded.

Although the Company has no intention at the present time of doing so, it could issue a series of Preferred Stock that could, depending on the terms of such series, impede the completion of a merger, tender offer or other takeover attempt. The Company's Board will make any determination to issue such shares based on its judgment as to the best interests of the Company and its shareholders. The Company's Board, in so acting, could issue Preferred Stock having terms that could discourage an acquisition attempt through which an acquiror may be able to change the composition of the Company's Board, including a tender offer or other transaction that some, or a majority, of Company's shareholders might believe to be in their best interests or in which shareholders might receive a premium for their stock over the then current market price of such stock. As is currently the case, the Board of Directors may consider other changes in the Articles of Incorporation and Bylaws that may have antitakeover effects, including the institution of a shareholder rights plan. Although no decisions have been made in this regard, in the event such action is taken, Preferred Stock would be used to implement such a plan.

Description of Capital Stock after the Amendment is Effective

Under the Amendment, the total number of shares of all classes of stock that the Company will have authority to issue is 150 million, consisting of 125 million shares of Common Stock par value $.001 and 25 million shares of Preferred Stock par value $.001.

Common Stock.

The holders of Common Stock are entitled to one vote per share on all matters voted on by shareholders, including elections of directors. Subject to any preferential rights of any shares of Preferred Stock that may be outstanding, the holders of Common Stock are entitled to such dividends as may be declared from time to time by the Board of Directors from funds available therefor, and upon liquidation are entitled to receive pro rata all assets of the Company available for distribution to such holders. Holders of Common Stock have no preemptive rights and no cumulative voting.

Preferred Stock

The Board of Directors is authorized to provide for the issuance of shares of Preferred Stock, in one or more classes or series and to fix the voting power, if any, designations, preferences, rights, and qualifications of each such class or series and the qualifications, limitations or restrictions thereof. No shares of Preferred Stock are currently issued or outstanding.

LONG-TERM INCENTIVE PLAN

The Board of Directors of and a majority of the shareholders have approved the adoption of the Long-Term Plan for key employees of the Company and any subsidiary and consultants providing services to the Company and any subsidiary. The Long-Term Plan authorizes grants of Incentive Stock Options ("ISOs"), Non-qualified Stock Options ("NQSOs"), Stock Appreciation Rights ("SARs"), Restricted Stock, Performance Shares, and Dividend Equivalents. The total number of shares of Company common stock available for awards under the Long-Term Plan is 3,000,000.

The Board believes that use of long-term incentives as authorized under the Long-Term Plan to be beneficial to the Copmany as a means of promoting the success and enhancing the value of The Company by linking the personal interests of its key employees and consultants to those of its shareholders and by providing them with an incentive for outstanding performance. These incentives also provide The Company flexibility in its ability to attract and retain the services of employees and contractors upon whose judgment, interest, and special effort the successful conduct of operations is largely dependent. The Long-Term Plan will have an effective date of March 1, 2003. The following summary of the Long-Term Plan is qualified in its entirety by reference to the Long-Term Plan, a copy of which is attached as Annex B.

The Long-Term Plan will be administered by a committee appointed by the Board. This committee will have the exclusive authority to administer the Long-Term Plan, including the power to determine eligibility, the types and sizes of awards, and the price and timing of awards. As of the date of this Information Statement, no determination has yet been made regarding the allocation of benefits under the Long-Term Plan, or the exercise prices, expiration dates or other material conditions of options issuable under the Long-Term Plan.

Description of the Available Awards Incentive Stock Options

An ISO is a stock option that satisfies the requirements specified in Section 422 of the Internal Revenue Code (the "Code"). Under the Code, ISOs may only be granted to employees. In order for an option to qualify as an ISO, the price payable to exercise the option must equal or exceed the fair market value of the stock at the date of the grant, the option must lapse no later than 10 years from the date of the grant, and the stock subject to ISOs that are first exercisable by an employee in any calendar year must not have a value of more than $100,000 as of the date of grant. Certain other requirements must also be met.

An optionee will not be treated as receiving taxable income upon either the grant of an ISO or upon the exercise of an ISO. However, the difference between the exercise price and the fair market value on the date of exercise will be an item of tax preference at the time of exercise in determining liability for the alternative minimum tax, assuming that the common stock is either transferable or subject to a substantial risk of forfeiture under Section 83 of the Code. If at the time of exercise, the common stock is both nontransferable and is subject to a substantial risk of forfeiture, the difference between the exercise price and the fair market value of the common stock (determined at the time the common stock becomes either transferable or not subject to a substantial risk of forfeiture) is a tax preference item in the year in which the common stock becomes either transferable or not subject to a substantial risk of forfeiture.

If common stock acquired by the exercise of an ISO is not sold or otherwise disposed of within two years from the date of its grant and is held for at least one year after the date such common stock is transferred to the optionee, any gain or loss resulting from its disposition will be treated as long-term capital gain or loss. If such common stock is disposed of before the expiration of the above-mentioned holding periods, a "disqualifying disposition" will occur. If a disqualifying disposition occurs, the optionee will realize ordinary income in the year of the disposition in an amount equal to the difference between the fair market value of the common stock on the date of exercise and the exercise price, or the selling price of the common stock and the exercise price, whichever is less. The balance of the optionee's gain on a disqualifying disposition, if any, will be taxed as capital gain.

In the event an optionee exercises an ISO using common stock acquired by a previous exercise of an ISO, unless the stock exchange occurs after the required holding periods, such exchange shall be deemed a disqualifying disposition of the stock exchanged.

The Company will not be entitled to any tax deduction as a result of the grant or exercise of an ISO, or on a later disposition of the common stock received, except that in the event of a disqualifying disposition, The Company will be entitled to a deduction equal to the amount of ordinary income realized by the optionee.

Non-Qualified Stock Options

A NQSO is any stock option other than an Incentive Stock Option. Such options are referred to as "non-qualified" because they do not meet the requirements of, and are not eligible for, the favorable tax treatment provided by Section 422 of the Code.

No taxable income will be realized by an optionee upon the grant of an NQSO, nor is The Company entitled to a tax deduction by reason of such grant. Upon the exercise of an NQSO, the optionee will realize ordinary income in an amount equal to the excess of the fair market value of the common stock on the date of exercise over the exercise price and The Company will be entitled to a corresponding tax deduction, provided The Company deducts and withholds applicable taxes from amounts paid to the optionee.

Upon a subsequent sale or other disposition of common stock acquired through exercise of an NQSO, the optionee will realize short-term or long-term capital gain or loss to the extent of any intervening appreciation or depreciation. Such a resale by the optionee will have no tax consequence to The Company.

Stock Appreciation Rights

A SAR is the right granted to an employee to receive the appreciation in the value of a share of common stock over a certain period of time. Under the Long-Term Plan, The Company may pay that amount in cash, in common stock, or in a combination of both.

A recipient who receives a SAR award is not subject to tax at the time of the grant and The Company is not entitled to a tax deduction by reason of such grant. At the time such award is exercised, the recipient must include in income the appreciation inherent in the SARs (i.e., the difference between the fair market value of the common stock on the date of grant and the fair market value of the common stock on the date the SAR is exercised). The Company is entitled to a corresponding tax deduction in the amount equal to the income includible by the recipient in the year in which the recipient recognizes taxable income with respect to the SAR, provided that it withholds taxes from the associate on the amount recognized upon exercise of the SARs.

Performance Shares

Under the Long-Term Plan, the Committee may grant performance share units to a key employee or consultant. Typically, each performance share unit will be deemed to be the equivalent of one share of common stock.

A recipient of a Performance Share Award will not realize taxable income at the time of grant, and The Company will not be entitled to a deduction by reason of such grant. Instead, a recipient of Performance Shares will recognize ordinary income equal to the fair market value of the Shares at the time the performance goals related to the Performance Shares are attained and paid to the recipient. The Company is entitled to a tax deduction equal to the amount of income recognized by the recipient in the year in which the performance goals are achieved, provided that The Company withholds applicable taxes.

Restricted Stock Awards

Under the Restricted Stock feature of the Long-Term Plan, a key employee or consultant may be granted a specified number of shares of common stock. However, vested rights to such stock are subject to certain restrictions or are conditioned on the attainment of certain performance goals. If the employee violates any of the restrictions during the period specified by the Committee or the performance standards fail to be satisfied, the stock is forfeited.

A recipient of a Restricted Stock Award will recognize ordinary income equal to the fair market value of the common stock ("Restricted Stock") at the time the restrictions lapse. The Company is entitled to a tax deduction equal to the amount of income recognized by the recipient in the year in which the restrictions lapse, provided that The Company withholds applicable taxes.

Instead of postponing the income tax consequences of a Restricted Stock Award, the recipient may elect to include the fair market value of the common stock in income in the year the award is granted. This election is made under Section 83(b) of the Code. This Section 83(b) election is made by filing a written notice with the Internal Revenue Service office with which the recipient files his or her Federal income tax return. The notice must be filed within 30 days of the date of grant and must meet certain technical requirements.

The tax treatment of the subsequent disposition of Restricted Stock will depend upon whether the recipient has made a Section 83(b) election to include the value of the common stock in income when awarded. If the recipient makes a Section 83(b) election, any disposition thereafter will result in a capital gain or loss equal to the difference between the selling price of the common stock and the fair market value of the common stock on the date of grant. Such capital gain or loss will be a long-term or short-term capital gain or loss depending upon the period the Restricted common stock is held. If no Section 83(b) election is made, any disposition thereafter will result in a capital gain or loss equal to the difference between the selling price of the common stock and the fair market value of the common stock on the date the restrictions lapsed. Again, such capital gain or loss will be a long-term or short-term capital gain or loss depending upon the period the Restricted Stock is held.

During the period in which a recipient holds Restricted Stock, if dividends are declared prior to the lapse of the restrictions, the dividends will be treated for tax purposes by the recipient and The Company in the following manner: if the recipient makes a Section 83(b) election to recognize income at the time of the Restricted Stock Award, the dividends will be taxed as dividend income to the recipient when the restrictions lapse. Under such circumstances, The Company will not be entitled to a tax deduction, nor will it be required to withhold for applicable taxes. If no such election is made by the recipient, the dividends will be taxed as compensation to the recipient at the time the restrictions lapse and will be deductible by The Company and subject to income tax withholding at that time.

Dividend Equivalents

The Long-Term Plan also allows for the granting of dividend equivalent rights in conjunction with the grant of options or SARs. These rights entitle the employee or consultant to receive an additional amount of stock upon exercising the underlying option or SAR.

A recipient of a Dividend Equivalent Award will not realize taxable income at the time of grant, and The Company will not be entitled to a deduction by reason of such grant. Instead, when the option upon which the Dividend Equivalent Award is paid is exercised, the recipient must include in ordinary income the fair market value of the common stock issued in payment of the Dividend Equivalent Award at the time the award is paid.

The Company will be entitled to a tax deduction in an amount, and at the time, that the participant recognizes ordinary income due to the payment of the Dividend Equivalent Award. However, to receive that tax deduction, The Company must deduct and withhold taxes from amounts paid to the optionee.

The amount included as ordinary income in the optionee's income becomes the optionee's tax basis for determining gains or losses on the subsequent sale of the common stock.

Recent Tax Changes

Section 162(m) of the Code, adopted as part of the Revenue Reconciliation Act of 1993, generally limits to $1 million the deduction that can be claimed by any publicly-held corporation for compensation paid to any "covered employee" in any taxable year beginning after December 31, 1993. The term "covered employee" for this purpose is defined generally as the chief executive officer and the four other highest paid employees of the corporation.

Performance-based compensation is outside the scope of the $1 million limitation, and, hence, generally can be deducted by a publicly-held corporation without regard to amount; provided that, among other requirements, such compensation is approved by shareholders. Among the items of performance-based compensation that can be deducted without regard to amount (assuming shareholder approval and other applicable requirements are satisfied) is compensation associated with the exercise price of a stock option so long as the option has an exercise price equal to or greater than the fair market value of the underlying stock at the time of the option grant. All options granted under the Long-Term Plan will have an exercise price at least equal to the fair market value of the underlying stock on the date of grant.

Registration of Shares

Management anticipates that The Company will register the shares available under the Long-Term Plan with the Securities and Exchange Commission pursuant to the provisions of Form S-8. It is anticipated that the filing will be made in the later part of 2003.

DIRECTOR OPTION PLAN

The Director Option Plan was adopted on March 5, 2003, and became effective upon such date. The Director Option Plan provides for the grant of nonstatutory stock options to non-employee directors of The Company ("Outside Directors") pursuant to an automatic, non-discretionary grant mechanism. A total of 1,000,000 shares of Common Stock have been reserved for issuance under the Director Option Plan. As of March 14, 2003 no options have been granted under the Director Option Plan.

Administration

The Director Option Plan is designed to work automatically and not to require any discretionary administration.

Eligibility

Only Outside Directors are eligible to participate in the Director Option Plan. It is anticipated that up to three directors should be eligible to participate in the Director Option Plan in 2003.

Terms of Options Exercise Price.

The exercise price of options granted to Outside Directors must be 100% of the fair market value of the Common Stock on the date of grant.

Number of Shares and Timing of Grants.

The Director Option Plan provides that each newly appointed or elected Outside Director, who was not a current Director on the date on which the Director Option Plan became effective, will be granted an option to purchase twenty-five thousand (25,000) shares of Common Stock on January 1 of each year after his or her appointment (if, on such date, he or she has served as a director for at least six months), so long as he or she remains an Outside Director, or such other grant as approved by the Board of Directors

Consideration.

The consideration for exercising options granted to Outside Directors may consist of: cash, check, previously owned shares of Company common stock or cashless exercise.

Term.

Options granted to the Outside Directors have a ten year term, or shorter upon termination of their tenure as a director.

Vesting.

Options granted to the Outside Directors are fully vested on the three (3) month anniversary of receipt.

Adjustment Upon Changes in Capitalization.

In the event any change is made in The Company's capitalization, such as a stock split or stock dividend, which results in a greater or lesser number of shares of Common Stock, appropriate adjustment shall be made in the option price and in the number of shares subject to the options. In the event of the proposed dissolution or liquidation of The Company, to the extent that an option or Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. In the event of the merger or sale of substantially all of the assets of The Company, all outstanding options shall be assumed or substituted by the successor corporation, or if they are not assumed or substituted, they shall become fully vested unless the Board of Directors determines otherwise.

Amendment and Termination

The Board of Directors may amend the Director Option Plan at any time or may terminate it without approval of the shareholders. However, no such action by the Board of Directors may unilaterally alter or impair any option previously granted under the Director Option Plan without the consent of the optionee. In any event, the Director Option Plan will terminate ten years after the date of its adoption by the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAMPTON BERKSHIRE INSURANCE & FINANCIAL, INC.

Date: March 17, 2003 By /s/ Lionel L. Drage
Lionel L. Drage
President

ANNEX A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
HAMPTON BERKSHIRE INSURANCE & FINANCIAL COMPANY.

ARTICLE ONE

The name of the corporation shall be Hampton Berkshire Insurance & Financial Company.

ARTICLE TWO

The address of the corporation's registered office in the State of Nevada is National Account Management Services, Inc., 240 North Jones Street, F177 Las Vegas, Nevada 89121.

ARTICLE THREE

The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Nevada.

ARTICLE FOUR

The corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares of all classes of stock which this corporation is authorized to issue is one hundred fifty million (150,000,000) shares. The number of shares of Common Stock authorized is one hundred twenty five million (125,000,000) shares. The number of shares of Preferred Stock authorized is twenty five million (25,000,000) shares. All shares of Common Stock and Preferred Stock shall have a par value of $0.001 per share.

A. Common Stock.

1. Voting Rights. Except as otherwise expressly provided by law or in this Article, each outstanding share of Common Stock shall be entitled to one (1) vote on each matter to be voted on by the stockholders of the corporation.

2. Liquidation Rights. Subject to any prior or superior rights of liquidation as may be conferred upon any shares of Preferred Stock, and after payment or provision for payment of the debts and other liabilities of the corporation, upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, the holders of Common Stock then outstanding shall be entitled to receive all of the assets and funds of the corporation remaining and available for distribution. Such assets and funds shall be divided among and paid to the holders of Common Stock, on a pro-rata basis, according to the number of shares of Common Stock held by them.

3. Dividends. Dividends may be paid on the outstanding shares of Common Stock as and when declared by the Board of Directors, out of funds legally available therefore, provided, however, that no dividends shall be made with respect to the Common Stock until any preferential dividends required to be paid or set apart for any shares of Preferred Stock have been paid or set apart.

4. Residual Rights. All rights accruing to the outstanding shares of the corporation not expressly provided for to the contrary herein or in the corporation's bylaws or in any amendment hereto or thereto shall be vested in the Common Stock.

B. Preferred Stock. The Board of Directors is expressly authorized to provide for the issuance of all or any shares of Preferred Stock in one or more series, and to fix for each such series such voting powers, full or limited, or no voting powers, and such distinctive designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolutions adopted by the Board of Directors providing for the issuance of such series and as may be permitted by filing a certificate pursuant to the applicable provisions of Nevada Law, including, without limitation, the authority to provide that any such series may be (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; or (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the corporation, all as may be stated in such resolution or resolutions.

ARTICLE FIVE

The Board of Directors of the corporation shall have the power to adopt, amend, and repeal any or all of the Bylaws of the corporation.

ARTICLE SIX

Election of members to the Board of Directors need not be by written ballot unless the Bylaws of the corporation shall so provide.

Meetings of the stockholders of the corporation may be held within or without the State of Nevada, as the Bylaws may provide. The books of the corporation may be kept outside the State of Nevada at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the corporation.

ARTICLE SEVEN

To the fullest extent permitted by Nevada Law, a director or former director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director of the corporation; provided, that the foregoing provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or (iii) for any transaction from which the director derived an improper personal benefit.

If Nevada Law is amended to authorize corporate action further eliminating or limiting the liability of directors, the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Nevada Law, as amended.

Any repeal or modification of this Article Seven shall not adversely affect any right or protection of a director of the corporation existing hereunder with respect to any act or omission occurring prior to or at the time of such repeal or modification.

The provisions of this Article Seven shall not be deemed to limit or preclude indemnification of a director by the corporation for any liability of a director which has not been eliminated by the provisions of this Article Seven.

ARTICLE TEN

The corporation reserves the right to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by Nevada Law.

Hampton Berkshire Insurance & Financial Company

By:

Its:

ANNEX B

HAMPTON BERKSHIRE INSURANCE & FINANCIAL, INC.
LONG TERM INCENTIVE PLAN
LONG-TERM INCENTIVE PLAN
OF
HAMPTON BERKSHIRE INSURANCE & FINANCIAL, INC.

1. PURPOSE.

(a) General. The purpose of the Hampton Berkshire Insurance & Financial, Inc. Long-Term Incentive Plan (the "Plan") is to promote the success, and enhance the value, of e HBIF (the "Company") by linking the personal interests of its key employees to those of Company shareholders and by providing its key employees with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected officers, key employees, outside consultants, and directors.

2. EFFECTIVE DATE.

(a) Effective Date. The Plan is effective as of __________, 2003 (the "Effective Date"). Within one year after the Effective Date, the Plan shall be submitted to the shareholders of the Company for their approval. The Plan will be deemed to be approved by the shareholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present, or represented, and entitled to vote at a meeting duly held (or by the written consent of the holders of a majority of the shares of stock of the Company entitled to vote) in accordance with the applicable provisions of Utah law and the Company's Bylaws and Articles of Incorporation. Any Awards granted under the Plan prior to shareholder approval are effective when made (unless the Committee specifies otherwise at the time of grant), but no Award may be exercised or settled and no restrictions relating to any Award may lapse before shareholder approval. If the shareholders fail to approve the Plan, any Award previously made shall be automatically canceled without any further act.

3. DEFINITIONS AND CONSTRUCTION.

(a) Definitions. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this paragraph or in paragraphs 1(a) or 2(a) unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

(b) "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share Award, Dividend Equivalent Award, or Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan;

(c) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

(d) "Board" means the Board of Directors of the Company;

(e) "Change of Control" means and includes each of the following:

(i) A change of control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of the 1934 Act regardless of whether the Company is subject to such reporting requirement;

(ii) A change of control of the Company through a transaction or series of transactions, such that any person (as that term is used in Section 13 and 14(d)(2) of the 1934 Act), excluding affiliates of the Company as of the Effective Date, is or becomes the beneficial owner (as that term is used in Section 13(d) of the 1934 Act) directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

(iii) Any consolidation or liquidation of the Company in which the Company is not the continuing or surviving corporation or pursuant to which Shares would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Shares immediately before the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger;

(iv) The shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

(v) Substantially all of the assets of the Company are sold or otherwise transferred to parties that are not within a "controlled group of corporations" (as defined in Section 1563 of the Code) in which the Company is a member.

The foregoing events shall not be deemed to be a Change in Control if the transaction or transactions causing such change shall have been approved by the affirmative vote of at least a majority of the members of the Board in office as of the Effective Date ("Incumbents"), those serving on the Board pursuant to nomination or appointment thereto by a majority of Incumbents ("Successors"), and those serving on the Board pursuant to nomination or appointment thereto by a majority of a Board composed of Incumbents and/or Successors.

(f) "Code" means the Internal Revenue Code of 1986, as amended from time to time;

(g) "Committee" means the committee of the Board described in paragraph 4;

(h) "Disability" shall mean any illness or other physical or mental condition of a Participant which renders the Participant incapable of performing his customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which in the judgment of the Committee is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition;

(h) "Dividend Equivalent" means a right granted to a Participant under paragraph 11;

(i) "Fair Market Value" means with respect to Stock or any other property, the fair market value of such Stock or other property determined by such methods or procedures as may be established from time to time by the Committee;

(j) "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto;

(k) "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option;

(l) "Option" means a right granted to a Participant under paragraph 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option;

(m) "Other Stock-Based Award" means a right, granted to a Participant under paragraph 12, that relates to or is valued by reference to Stock or other Awards relating to Stock;

(n) "Participant" means a person who, as an officer, key employee, outside consultant or director of the Company or any Subsidiary, has been granted an Award under the Plan;

(o) "Performance Share" means a right granted to a Participant under paragraph 9, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee;

(p) "Plan" means Hampton Berkshire Insurance & Financial, Inc. Long-Term Incentive Plan, as amended from time to time;

(q) "Restricted Stock Award" means Stock granted to a Participant under paragraph 10 that is subject to certain restrictions and to risk of forfeiture;

(r) "Retirement" means a Participant's termination of employment with the Company after attaining any normal or early retirement age specified in any pension, profit sharing or other retirement program sponsored by the Company;

(s) "Stock" means the common stock of the Company and such other securities of the Company that may be substituted for Stock pursuant to paragraph 13;

(t) "Stock Appreciation Right" or "SAR" means a right granted to a Participant under paragraph 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to paragraph 8;

(u) "Subsidiary" means any corporation of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company;

4. ADMINISTRATION.

(a) Committee. The Plan shall be administered by a Committee that is appointed by, and shall serve at the discretion of, the Board;

(b) Action by the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present and acts approved in writing by a majority of the Committee in lieu of a meeting shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan;

(c) Authority of Committee. The Committee has the exclusive power, authority and discretion to:

(i) Designate Participants;

(ii) Determine the type or types of Awards to be granted to each Participant;

(iii) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(iv) Determine the terms and conditions of any Award granted under the Plan including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(v) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(vi) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(vii) Decide all other matters that must be determined in connection with an Award;

(viii) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan; and

(ix) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan.

(d) Decisions Binding. The Committee's interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

5. SHARES SUBJECT TO THE PLAN.

(a) Number of Shares. Subject to adjustment provided in paragraph 14(a) the aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a Stock Appreciation Right or Performance Share Award) shall be 1,500,000.

(b) Lapsed Awards. To the extent that an Award terminates, expires or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan and shares subject to SARs or other Awards settled in cash will be available for the grant of an Award under the Plan, in each case to the full extent available pursuant to the rules and interpretations of the Securities and Exchange Commission under Section 16 of the 1934 Act, as amended;

(c) Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market;

6. ELIGIBILITY.

(a) General. Awards may be granted only to individuals who are officers, key employees, outside consultants or directors of the Company or a Subsidiary, as determined by the Committee.

7. STOCK OPTIONS.

(a) General. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(i) Exercise Price. The exercise price per share of Stock under an Option shall be determined by the Committee, provided that the exercise price for any Option shall not be less than the Fair Market Value as of the date of grant;

(ii) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, provided that no Option may be exercisable prior to six months following the date of the grant of such Option. The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised;

(iii) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock, or other property (including "cashless exercise" arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Without limiting the power and discretion conferred on the Committee pursuant to the preceding sentence, the Committee may, in the exercise of its discretion, but need not, allow a Participant to pay the Option price by directing the Company to withhold from the shares of Stock that would otherwise be issued upon exercise of the Option that number of shares having a Fair Market Value on the exercise date equal to the Option price, all as determined pursuant to rules and procedures established by the Committee;

(iv) Evidence of Grant. All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such provisions as may be specified by the Committee;

(b) Incentive Stock Options. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

(i) Exercise Price. The exercise price per share of Stock shall be set by the Committee, provided that the exercise price for any Incentive Stock Option may not be less than the Fair Market Value as of the date of the grant;

(ii) Exercise. In no event, may any Incentive Stock Option be exercisable for more than ten years from the date of its grant;

(iii) Lapse of Option. An Incentive Stock Option shall lapse under the following circumstances:

(1) The Incentive Stock Option shall lapse ten years after it is granted, unless an earlier time is set in the Award Agreement;

(2) The Incentive Stock Option shall lapse three months after the Participant's termination of employment, if the termination of employment was attributable to (a) Disability, (b) Retirement, or (c) for any other reason, provided that the Committee has approved, in writing, the continuation of any Incentive Stock Option outstanding on the date of the Participant's termination of employment;

(3) If the Participant separates from employment other than as provided in paragraph (2), the Incentive Stock Option shall lapse at the time of the Participant's termination of employment;

(4) If the Participant dies before the Option lapses pursuant to paragraph (1), (2) or (3), above, the Incentive Stock Option shall lapse, unless it is previously exercised, on the earlier of (a) the date on which the Option would have lapsed had the Participant lived and had his employment status (i.e., whether the Participant was employed by the Company on the date of his death or had previously terminated employment) remained unchanged; or (b) 15 months after the date of the Participant's death. Upon the Participant's death, any exercisable Incentive Stock Options may be exercised by the Participant's legal representative or representatives, by the person or persons entitled to do so under the Participant's last will and testament, or, if the Participant shall fail to make testamentary disposition of such Incentive Stock Option or shall die intestate, by the person or persons entitled to receive said Incentive Stock Option under the applicable laws of descent and distribution.

(c) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00;

(d) Ten Percent Owners. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant;

(e) Expiration of Incentive Stock Options. No Award of an Incentive Stock Option may be made pursuant to this Plan after March 31, 2005.

(f) Right to Exercise. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant.

8. STOCK APPRECIATION RIGHTS.

(a) Grant of SARs. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

(i) Right to Payment. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

(1) The Fair Market Value of one share of Stock on the date of exercise; over

(2) The grant price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of one share of Stock on the date of grant in the case of any SAR related to any Incentive Stock Option.

(b) Other Terms. All awards of Stock Appreciation Rights shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement.

9. PERFORMANCE SHARES

(a) Grant of Performance Shares. The Committee is authorized to grant Performance Shares to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Shares granted to each Participant. All Awards of Performance Shares shall be evidenced by an Award Agreement;

(b) Right to Payment. A grant of Performance Shares gives the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Shares are granted, in whole or in part, as the Committee shall establish at grant or thereafter. The Committee shall set performance goals and other terms or conditions to payment of the Performance Shares in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Shares that will be paid to the Participant, provided that the time period during which the performance goals must be met shall, in all cases, exceed six months;

(c) Other Terms. Performance Shares may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Agreement.

10. RESTRICTED STOCK AWARDS.

(a) Grant of Restricted Stock. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement;

(b) Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter;

(c) Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company, provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock;

(d) Certificates for Restricted Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate until such time as all applicable restrictions lapse.

11. DIVIDEND EQUIVALENTS

(a) Grant of Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to Participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to dividends with respect to all or a portion of the number of shares of Stock subject to an Option Award or SAR Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Stock, or otherwise reinvested.

12. OTHER STOCK-BASED AWARDS.

(a) Grant of Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation shares of Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, and Awards valued by reference to book value of shares of Stock or the value of securities of or the performance of specified Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

13. PROVISIONS APPLICABLE TO AWARDS.

(a) Stand-Alone, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards;

(b) Exchange Provisions. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award (subject to paragraph 13(a)), based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made;

(c) Term of Award. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from the date of its grant;

(d) Form of Payment for Awards. Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Company or a Subsidiary on the grant or exercise of an Award may be made in such forms as the Committee determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee;

(e) Limits on Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided below, no Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a court order that would otherwise satisfy the requirements to be a domestic relations order as defined in Section 414(p)(1)(B) of the Code, if the order satisfies Section 414(p)(1)(A) of the Code notwithstanding that such an order relates to the transfer of a stock option rather than an interest in an employee benefit pension plan. In the Award Agreement for any Award other than an Award that includes an Incentive Stock Option, the Committee may allow a Participant to assign or otherwise transfer all or a portion of the rights represented by the Award to specified individuals or classes of individuals, or to a trust benefitting such individuals or classes of individuals, subject to such restrictions, limitations, or conditions as the Committee deems to be appropriate;

(f) Beneficiaries. Notwithstanding paragraph 13(e), a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married, a designation of a person other than the Participant's spouse as his beneficiary with respect to more than 50 percent of the Participant's interest in the Award shall not be effective without the written consent of the Participant's spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto under the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee;

(g) Stock Certificates. All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on with the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock;

(h) Tender Offers. In the event of a public tender for all or any portion of the Stock, or in the event that a proposal to merge, consolidate, or otherwise combine with another company is submitted for shareholder approval, the Committee may in its sole discretion declare previously granted Options to be immediately exercisable. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in paragraph 7(c), the excess Options shall be deemed to be Non-Qualified Stock Options;

(i) Acceleration Upon a Change of Control. If a Change of Control occurs, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse.

14. CHANGES IN CAPITAL STRUCTURE.

(a) General. In the event a stock dividend is declared upon the Stock, the shares of Stock then subject to each Award (and the number of shares subject thereto) shall be increased proportionately without any change in the aggregate purchase price therefor. In the event the Stock shall be changed into or exchanged for a different number or class of shares of Stock or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, there shall be substituted for each such share of Stock then subject to each Award (and for each share of Stock then subject thereto) the number and class of shares of Stock into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each Award;

(b) Merger. Subject to the Change of Control provision in paragraph 13(i), a dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving or resulting corporation, shall, in the sole discretion of the Committee:

(i) Cause every Award outstanding hereunder to terminate, except that the surviving or resulting corporation, in its absolute and uncontrolled discretion, may tender an option or options to purchase its shares or exercise such rights on terms and conditions, as to the number of shares and rights and otherwise, which shall substantially preserve the rights and benefits of any Award then outstanding thereunder; or

(ii) Give each Participant the right to exercise Awards prior to the occurrence of the event otherwise terminating the Awards over such period as the Committee, in its sole and absolute discretion, shall determine. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in paragraph 7(c), the excess Options shall be deemed to be Non-Qualified Stock Options.

15. AMENDMENT, MODIFICATION AND TERMINATION.

(a) Amendment, Modification and Termination. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan. However, without approval of the shareholders of the Company or other conditions (as may be required by the Code, by the insider trading rules of Section 16 of the 1934 Act, by any national securities exchange or system on which the Stock is listed or reported, or by a regulatory body having jurisdiction), no such termination, amendment, or modification may:

(i) Materially increase the total number of shares of Stock that may be issued under the Plan, except as provided in paragraph 14(a);

(ii) Materially modify the eligibility requirements for participation in the Plan; or

(iii) Materially increase the benefits accruing to Participants under the Plan.

(b) Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant.

16. GENERAL PROVISIONS.

(a) No Rights to Awards. No Participant or employee shall have any claim to be granted any Award under the Plan, and neither the Company nor the Committee is obligated to treat Participants and employees uniformly;

(b) No Stockholders Rights. No Award gives the Participant any of the rights of a shareholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award;

(c) Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan. With respect to withholding required upon any taxable event under the Plan, Participants may elect, subject to the Committee's approval, to satisfy the withholding requirement, in whole or in part, by having the Company or any Subsidiary withhold shares of Stock having a Fair Market Value on the date of withholding equal to the amount to be withheld for tax purposes in accordance with such procedures as the Committee establishes. The Committee may, at the time any Award is granted, require that any and all applicable tax withholding requirements be satisfied by the withholding of shares of Stock as set forth above;

(d) No Right to Employment. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Subsidiary;

(e) Unfunded Status of Awards. The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary;

(f) Indemnification. To the extent allowable under applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless;

(g) Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary;

(h) Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries;

(i) Titles and Headings. The titles and headings of the paragraphs in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control;

(j) Fractional Shares. No fractional shares of stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up;

(k) Government and Other Regulations. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the Securities Act of 1933, as amended (the "1933 Act"), any of the shares of Stock paid under the Plan. If the shares paid under the Plan may in certain circumstances be exempt from registration under the 1933 Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption;

(l) Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Utah.

ANNEX C

Hampton Berkshire Insurance & Financial, Inc.

2003 Director Option Plan

TABLE OF CONTENTS

                                          Page

PURPOSES OF THE PLAN   1

DEFINITIONS    1

STOCK SUBJECT TO THE PLAN    2

ADMINISTRATION OF AND GRANTS OF
 OPTIONS UNDER THE PLAN    2

procedure for Grants   2

ELIGIBILITY     4

TERM OF PLAN     4

FORM OF CONSIDERATION  4

EXERCISE OF OPTION 5

Procedure for Exercise: Rights as a Shareholder  5

Rule 16b-3 5 Termination of Continuous Status as a Director 5

Disability of Optionee 6

Death of Optionee 6

NON-TRANSFERABILITY OF OPTIONS 6

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION,
 DISSOLUTION, MERGER OR ASSET SALE 6

Changes in Capitalization 6

Dissolution or Liquidation 7

Merger or Asset Sale 7

AMENDMENT AND TERMINATION OF THE PLAN 7

Amendment and Termination 7

Effect of Amendment or Termination 7

TIME OF GRANTING OPTIONS 7

CONDITIONS UPON ISSUANCE OF SHARES 7

RESERVATION OF SHARES 8

OPTION AGREEMENT 8

SHAREHOLDER APPROVAL 8

GOVERNING LAW 8

Hampton Berkshire Insurance & Financial, Inc.
2003 DIRECTOR OPTION PLAN

1. PURPOSES OF THE PLAN1PURPOSES OF THE PLAN. The purposes of this 2003 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of Hampton Berkshire Insurance & Financial, Inc. (the "Company"), to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

All options granted hereunder shall be "non-statutory stock options."

2. DEFINITIONS1DEFINITIONS. As used herein, the following definitions shall apply:

(a) "Board" means the Board of Directors of the Company;

(b) "Code" means the Internal Revenue Code of 1986, as amended;

(c) "Common Stock" means the Common Stock of the Company;

(d) "Company" means Hampton Berkshire Insurance & Financial, Inc.;

(e) "Continuous Status as a Director" means the absence of any interruption or termination of service as a Director;

(f) "Director" means a member of the Board;

(g) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company;

(h) "Exchange Act" means the Securities Exchange Act of 1934, as amended;

(i) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the date of grant, as reported in The Wall Street Journal or such other source as the Board deems reliable;

(ii) If the Common Stock is quoted on the Nasdaq System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the bid and asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

(j) "Option" means a stock option granted pursuant to the Plan;

(k) "Optioned Stock" means the Common Stock subject to an Option

(l) "Optionee" means an Outside Director who receives an Option;

(m) "Outside Director" means a Director who is not an Employee;

(n) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code;

(o) "Plan" means this 2003 Director Option Plan;

(p) "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan;

(q) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986;

3. STOCK SUBJECT TO THE PLAN1STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is one million ([1,000,000]) Shares (the "Pool") of Common Stock. The Shares may be authorized but unissued, or reacquired Common Stock.

If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

4. ADMINISTRATION OF AND GRANTS OF OPTIONS UNDER THE PLAN1ADMINISTRATION OF AND GRANTS OF OPTIONS UNDER THE PLAN.

(a) Procedure for Grants2Procedure for Grants. The provisions set forth in this Section 4(a) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All grants of Options to Outside Directors under this Plan shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

(i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors;

(ii) Each new Outside Director elected or appointed after __________, 2003, and who was not an existing Director on the effective date of the Plan, shall be automatically granted an Option to purchase five thousand (5,000) Shares on January 1 of each year, (if on such date, he shall have served on the Board for at least six (6) months). (The Options described in this subparagraph (ii) shall be referred to as the "Option")

(iii) Notwithstanding the above provisions, any exercise of an Option made before the Company has obtained shareholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 16 hereof;

(iv) The terms of an Option granted hereunder shall be as follows:

(1) the term of the Option shall be ten (10) years;

(2) the Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 8 hereof;

(3) the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the Option;

(4) the Option shall be fully exercisable upon the six (6) month anniversary of receipt.

(v) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

5. ELIGIBILITY1ELIGIBILITY. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4 hereof. An Outside Director who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

6. TERM OF PLAN1TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

7. FORM OF CONSIDERATION1FORM OF CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or (iv) delivery of a property executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

8. EXERCISE OF OPTION1EXERCISE OF OPTION.

(a) Procedure for Exercise: Rights as a Shareholder2Procedure for Exercise: Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof; provided, however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with Section 16 hereof has been obtained;

An Option may not be exercised for a fraction of a Share;

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan;

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Rule 16b-32Rule 16b-3. Options granted to Outside Directors must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions;

(c) Termination of Continuous Status as a Director2Termination of Continuous Status as a Director. In the event an Optionee's Continuous Status as a Director terminates (other than upon the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within three (3) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate;

(d) Disability of Optionee2Disability of Optionee. In the event Optionee's Continuous Status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within twelve (12) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate;

(e) Death of Optionee2Death of Optionee. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it at the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

9. NON-TRANSFERABILITY OF OPTIONS1NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE1ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE.

(a) Changes in Capitalization2Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option;

(b) Dissolution or Liquidation2Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action;

(c) Merger or Asset Sale2Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option, each outstanding Option shall become fully vested and exercisable, including as to Shares as to which it would not otherwise be exercisable, unless the Board, in its discretion, determines otherwise. If an Option becomes fully vested and exercisable in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares).

11 AMENDMENT AND TERMINATION OF THE PLAN1AMENDMENT AND TERMINATION OF THE PLAN.

(a) Amendment and Termination2Amendment and Termination. Except as set forth in Section 4, the Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required;

(b) Effect of Amendment or Termination2Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

12 TIME OF GRANTING OPTIONS1TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

13 CONDITIONS UPON ISSUANCE OF SHARES1CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

14 RESERVATION OF SHARES1RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

15 OPTION AGREEMENT1OPTION AGREEMENT. Options shall be evidenced by written option agreements in the form of the Option Agreement attached as Exhibit A.

16 SHAREHOLDER APPROVAL1SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company at or prior to the first annual or special meeting of shareholders held subsequent to the granting of an Option hereunder or by the written consent of the holders of a majority of the shares of stock of the Company entitled to vote thereon. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

17 GOVERNING LAW1GOVERNING LAW. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Utah.

HAMPTON BERKSHIRE INSURANCE & FINANCIAL, INC.
DIRECTOR OPTION PLAN OPTION AGREEMENT

This Option Agreement ("Agreement") is made and entered into by and between Hampton Berkshire Insurance & Financial, Inc., a Nevada corporation (the "Company") and _________ ("Director"), as of the ____ day of ________, 2003 (the "Grant Date").

W I T N E S S E T H:

WHEREAS, the Board of Directors of the Company (the "Board") had adopted Hampton Berkshire Insurance & Financial, Inc. 2003 Director Option Plan (the "Plan"), a copy of which is attached as Exhibit A, to encourage ownership in the Company by outside directors, to strengthen the ability of the Company to attract and retain the services of experienced and knowledgeable individuals as outside directors and to provide those individuals with an incentive to continue to work for the best interests of the Company and its shareholders;

nOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth and for other good and valuable consideration, the Company and Director agree as follows:

1 Definitions. To the extent not specifically provided herein, all capitalized terms used in this Agreement will have the same meanings ascribed to them in the Plan.

2 Option Award.

(a) Grant of Award. The Company hereby awards to Director, as of _______, 2003, an option to purchase Five Thousand (5,000) shares of the Company's common stock, par value $.001 per share (the "Option") at an exercise price of $___ per share (the "Exercise Price").

(b) Restriction on Exercise. In accordance with Section 4 of the Plan, Director may not exercise this Option until the six (6) month anniversary of receipt.

(c) Method of Exercise. This Option shall be exercisable by written notice (in the form attached as Exhibit B) which shall state the election to exercise the Option and the number of shares in respect of which the Option is being exercised. Such written notice shall be signed by the Director and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

No shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the shares may then be listed. Assuming such compliance, for income tax purposes the shares shall be considered transferred to the Director on the date on which the Option is exercised with respect to such shares.

3 Incorporation of Plan. Director understands and agrees that the Plan is hereby incorporated into this Agreement as if set forth fully herein and this Agreement is, at all times, subject to the terms and conditions of the Plan.

4 Governing Law. This Agreement shall be interpreted and administered under the laws of the State of Utah.

5 Amendments. This Agreement may be amended only by a written agreement executed by the Company and Director, provided that, the Company may amend this Agreement without the consent of Director to the extent that such amendment is required by applicable federal or state securities laws.

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunto duly authorized, and Director has hereunto set his hand as of the date set forth above.

HAMPTON BERKSHIRE INSURANCE & FINANCIAL, INC.

By: ___________________________________

Its: ___________________________________

__________________________________________

Director

EXHIBIT A
EXHIBIT B

DIRECTOR OPTION PLAN  EXERCISE NOTICE

Hampton Berkshire Insurance & Financial, Inc.

1. EXERCISE OF OPTION. Effective as of today, _________, 20__, the undersigned

("Optionee") hereby elects to exercise Optionee's option (the "Option") to purchase ____ shares of the Common Stock (the "Shares") of Hampton Berkshire Insurance & Financial, Inc. (the "Company") under and pursuant to the Hampton Berkshire Insurance & Financial, Inc. 2003 Director Option Plan (the "Plan") and the Director Option Plan Option Agreement dated _______, 2003 (the "Option Agreement").

2. REPRESENTATIONS OF OPTIONEE. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

3. RIGHTS AS A SHAREHOLDER. Until the stock certificate evidencing such shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the optioned stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Plan.

4. TAX CONSULTATION. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

5. RESTRICTIVE LEGEND. Optionee understands and agrees that in the event the

Shares are not registered, the Company shall cause the legend set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE 1933 ACT OR SUCH APPLICABLE STATE SECURITIES LAWS, OR IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.6. DELIVERY OF PAYMENT. Optionee herewith delivers to the Company the full

Exercise Price for the Shares.

7. ENTIRE AGREEMENT. The Plan and Option Agreement are incorporated herein by reference. This Notice, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Submitted by: Accepted by:

OPTIONEE Hampton Berkshire Insurance & Financial, Inc.

By: _______________________________

_________________________________ Its: _______________________________

(Signature)

Address: Address:

_________________________________ __________________________________

_________________________________ __________________________________